Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT

This FIRST AMENDMENT TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this “First Amendment”) is entered into as of February 10, 2020, among Dean Foods Company, a Delaware corporation and a debtor and debtor-in-possession under chapter 11 of the Bankruptcy Code (the “Borrower”), Coöperatieve Rabobank U.A., New York Branch, as administrative agent (the “Administrative Agent”) and the Lenders and Voting Participants party hereto (collectively (including any Voting Participant that consents to the amendments contained herein indirectly through consent of the Lender that participated its Loans and/or Commitments to such Voting Participant), the “Consenting Lenders and Consenting Voting Participants”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent are parties to that certain Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of November 14, 2019 (as amended, restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and the Credit Agreement as amended by this First Amendment, the “Amended Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders agree to make certain amendments and other modifications set forth below, and the Administrative Agent and the Consenting Lenders and Consenting Voting Participants have agreed to such amendments and other modifications.

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section I. Rules of Construction. The interpretive matters specified in Section 1.03 of the Credit Agreement shall apply to this First Amendment, including the terms defined in the preamble and recitals hereto.

Section II. Amendments to Credit Agreement.

A.         Effective as of the First Amendment Effective Date, Section 5.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 5.14 Milestones. The Loan Parties shall ensure that each of the milestones set forth below (collectively, the “Milestones”) is achieved in accordance with the applicable timing referred to below (or by such later time as approved in writing by the Administrative Agent and the Required Lenders):

(a) on or before the date falling thirty (30) days after the Petition Date, the Debtors shall have delivered to the Administrative Agent a draft Sale Motion;

(b) within forty-five (45) days after the Petition Date, the Final Order shall have been entered by the Bankruptcy Court;

(c) on or before February 24, 2020, the Debtors shall have delivered to the Administrative Agent an election of whether it intends to pursue a Sale Process, a Plan Process or a combination of both;

(d) if a Sale Process is elected, on or before February 24, 2020, the Debtors shall have filed a Sale Motion;

(e) if a Plan Process is elected, on or before March 16, 2020, the Debtors shall have filed an Acceptable Plan and related disclosure statement (in each case, in form and substance acceptable to the Required Lenders) with respect to any Plan Process;

(f) if a Sale Process is elected, on or before March 27, 2020, the Bankruptcy Court shall have entered an order approving the Sale Motion; provided, that the Debtors may elect to switch from a Sale Process to a Plan Process on or before March 27, subject to their filing, on or before March 27, 2020, an Acceptable Plan and related disclosure statement (in each case, in form and substance acceptable to the Required Lenders) with respect to such Plan Process;

(g) if a Sale Process is elected and not switched to a Plan Process in accordance with the milestone set forth in section 5.14(f) above, on or before May 20, 2020, the Bankruptcy Court shall have entered an order approving each sale contemplated by any relevant Sale Process following completion of the process contemplated by the bid procedures described in the Sale Motion;

(h) if a Plan Process is elected, on or before May 20, 2020, the Bankruptcy Court shall have entered an order confirming an Acceptable Plan; provided, that if the Debtors elect to switch from a Sale Process to a Plan Process in accordance with the milestone set forth in section 5.14(f) above, the Debtors shall have until May 29, 2020 to satisfy this milestone; and

(i) if a Sale Process is elected and not switched to a Plan Process in accordance with the milestone set forth in section 5.14(f) above, on or before July 9, 2020, the Bankruptcy Code shall have entered an order confirming an Acceptable Plan.”

Section III. Representations and Warranties. In order to induce the Administrative Agent and the Required Lenders to consent to the amendments and modifications to the Credit Agreement set forth in this First Amendment, the Borrower represents and warrants that:

A.         On and as of the First Amendment Effective Date, (a) immediately before and after giving effect to this First Amendment, no Default or Event of Default shall have occurred and be continuing and (b) each representation and warranty of the Loan Parties and their respective Restricted Subsidiaries contained in the Amended Credit Agreement and in each other Loan Document shall be true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) on and as of the First Amendment Effective Date (provided that to the extent any such representation or warranty expressly relates to an earlier date, such representation or warranty shall instead be true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) as of such earlier date).

B.         Organization; Powers. Each Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and, subject to the terms of the Final Order, has all requisite power and authority to carry on its business as now conducted, execute, deliver and perform its obligations under this First Amendment and the other instruments, agreements and documents to which it is a party and executed and delivered in connection herewith and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

C.          Authorization; Enforceability. Subject to the terms of the Final Order, the execution, delivery and performance of this First Amendment and the other instruments, agreements and documents to which it is a party and executed and delivered in connection herewith are within each Loan Party’s corporate, limited liability company or partnership powers, will not contravene the terms of any Loan Party’s Organization Documents and have been duly authorized by all necessary corporate and, if required, stockholder, shareholder, member and/or partner action. Subject to the terms of the Final Order, this First Amendment and the other instruments, agreements and documents to which it is a party and executed and delivered in connection herewith have been duly executed and delivered by the Borrower and each other Loan Party that is a party hereto and constitute a legal, valid and binding obligation of the Borrower and each other Loan Party, as applicable, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at Law.

D.         Governmental Approvals; No Conflicts. Subject to the terms of the Final Order, the execution, delivery and performance of this First Amendment and the other instruments, agreements and documents to which it is a party and executed and delivered in connection herewith (a) do not require any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for the filing on or about the First Amendment Effective Date of one or more current reports on Form 8-K with respect to this First Amendment, (b) will not violate any material Law applicable to the Borrower or any of its Restricted Subsidiaries, (c) except as could not reasonably be expected to have a Material Adverse Effect, will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Restricted Subsidiaries or its assets (except those as to which waivers or consents have been obtained), and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Restricted Subsidiaries, except Liens created pursuant to the Loan Documents.

Section IV. Effectiveness. This First Amendment shall become effective on the first date (the “First Amendment Effective Date”) on which the Borrower, the Administrative Agent and the Consenting Lenders and Consenting Voting Participants constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered by way of “.pdf” via email transmission the same to the Administrative Agent, and when each of the following conditions are satisfied:

A.        Representations and Warranties. All representations and warranties contained herein shall be true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) on and as of the First Amendment Effective Date (both immediately before and after giving effect to the First Amendment) (provided that to the extent any such representation or warranty expressly relates to an expressly relates to an earlier date, such representation or warranty shall instead b true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) and of such earlier date) (and by its execution hereof, the Borrower shall be deemed to have represented and warranted such).

B.         No Default or Event of Default. At the time of, and immediately before and after giving effect to this First Amendment, no Default or Event of Default shall have occurred and be continuing (and by its execution hereof, the Borrower shall be deemed to have represented and warranted such).

The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date upon the occurrence thereof, and such notice and the effectiveness of this First Amendment and the Amended Credit Agreement shall be conclusive and binding upon all of the Lenders and all of the other parties to the Loan Documents and each of their successors and assigns; provided that, failure to give any such notice shall not affect the effectiveness, validity or enforceability of this Amendment, the Amended Credit Agreement or the Amended Security Agreement.

Section V. Confirmation of Guarantees and Security Interest. By signing this First Amendment, the Borrower, on behalf of each Loan Party, hereby consents to the terms of this First Amendment and confirms that (x) the Obligations of the Loan Parties under the Credit Agreement, as modified or supplemented hereby, the Security Agreement, the other Collateral Documents and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Credit Agreement, the Security Agreement, the other Collateral Documents and the other Loan Documents and (ii) constitute “Obligations” for purposes of the Credit Agreement, the Security Agreement, the other Collateral Documents and all other Loan Documents and (y) after giving effect to the terms hereof, the Credit Agreement (as amended hereby), the Security Agreement, each other Collateral Document and each other Loan Document are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and, except as specifically modified under Section II hereof, the terms of this First Amendment shall not affect in any way its obligations and liabilities under any Loan Document (including, without limitation, the guaranty and any grant of security interests and pledges pursuant to the Credit Agreement, the Security Agreement and other Collateral Document or any other Loan Document) to which it is a party (as such Loan Documents are amended or otherwise expressly modified by this First Amendment). The Borrower hereby ratifies and confirms on behalf of each Loan Party that all Liens granted, conveyed, or assigned to the Administrative Agent by such Person pursuant to any Collateral Document or any other Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations.

Section VI. Reference To and Effect Upon the Loan Documents.

A.         From and after the First Amendment Effective Date, (i) the term “Agreement,” in the Amended Credit Agreement, and all references to the Credit Agreement in any other Loan Document, shall mean the Credit Agreement as modified hereby and after giving effect to all consents set forth herein, and (ii) this First Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

B.         This First Amendment is limited as specified herein and shall not constitute a modification, acceptance or waiver of, or consent to modifications of or deviations from, any other provision of the Credit Agreement, any Collateral Document or any other Loan Document or a novation of existing obligations and liabilities under the Loan Documents. The Credit Agreement, as specifically amended by this First Amendment (after giving effect to all consents set forth herein), and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

C.         The parties hereto agree that, notwithstanding anything to the contrary set forth in Section 9.23 of the Credit Agreement or the Amended Credit Agreement (as applicable) or any corresponding provision of any other Loan Document, to the extent that Section 5.14 of the Amended Credit Agreement is inconsistent with the Orders as in effect immediately prior to the occurrence of the First Amendment Effective Date, Section 5.14 of the Amended Credit Agreement shall control.

Section VII. Release; Covenant not to Sue. In consideration of this First Amendment and the agreements and waivers of the Administrative Agent and the Consenting Lenders and Consenting Voting Participants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, on behalf of itself and each of its Restricted Subsidiaries, and each of their respective successors and assigns (collectively, as the “Releasing Parties” and each, individually, as a “Releasing Party”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent and each of the Consenting Lenders and Consenting Voting Participants and their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Administrative Agent, each Consenting Lender and Consenting Voting Participant and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever of every name and nature now known or unknown, suspected or unsuspected, both at law and in equity, which any Releasing Party may hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever, for or on account of, or in relation to, or in any way in connection with the First Amendment or the transactions hereunder, in each case which has arisen at any time on or prior to the First Amendment Effective Date; provided that for the avoidance of doubt, nothing in this Section VII shall affect continuing obligations of the Releasees under this First Amendment, the Amended Credit Agreement and the other Loan Documents

The Borrower confirms, on behalf of itself and each other Releasing Party, that it and they (i) understand, acknowledge and agree that the releases set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release and (ii) agree that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered will affect in any manner the final, absolute and unconditional nature of the release set forth above.

The Borrower, on behalf of itself and each other Releasing Party, hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Releasing Party pursuant to this Section VII.

Section VIII. Legal Expenses. The Borrower hereby agrees to pay all reasonable fees and out of pocket expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and any other instruments and documents executed and delivered in connection herewith. The Borrower hereby reaffirms in all respects its obligations set forth in Section 9.03 of the Credit Agreement and the Amended Credit Agreement and any corresponding provision contained in any Loan Documents, in each case, in accordance with the terms thereof.

Section IX. Counterparts, Etc. This First Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this First Amendment by delivering by facsimile or other electronic transmission a signature page of this First Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute part of this First Amendment for any other purpose. A complete set of counterparts of this First Amendment shall be lodged with the Borrower and the Administrative Agent.

Section X. Governing Law. This First Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this First Amendment and the transactions contemplated hereby shall be governed by, and construed and interpreted in accordance with, the Law of the State of New York and, to the extent applicable, the Bankruptcy Code.

Section XI. Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

[Signature Pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

BORROWER:	DEAN FOODS COMPANY,
as the Borrower

	By:	/s/ Edgar A. DeGuia
		Name:	Edgar A. DeGuia
		Title:	Vice President and Treasurer

Signature Page to First Amendment to Dean Foods DIP Credit Agreement

ADMINISTRATIVE AGENT:	COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, an Administrative Agent

	By:	/s/ Eric Hurschman
		Name:	Eric Hurschman
		Title:	Managing Director

	By:	/s/ Dusan Lazarov
		Name:	Dusan Lazarov
		Title:	Managing Director

Signature Page to First Amendment to Dean Foods DIP Credit Agreement

BMO Harris Bank N.A., as a Lender

By:	/s/ Sarah Yates
	Name:	Sarah Yates
	Title:	Vice President

Signature Page to First Amendment to Dean Foods DIP Credit Agreement

BTC Holdings SC Fund LLC, as a Lender
By: Blue Torch Credit Opportunities SC Master Fund LP, its sole member
By: Blue Torch Credit Opportunities SC GP LLC, its General Partner

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	CEO

Signature Page to First Amendment to Dean Foods DIP Credit Agreement

BTC Holdings Fund I, LLC, as a Lender
By: Blue Torch Credit Opportunities Fund I LP, its sole member
By: Blue Torch Credit Opportunities GP LLC, its General Partner

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	CEO

Signature Page to First Amendment to Dean Foods DIP Credit Agreement

ACF FinCo I LP, as a Lender

By:	/s/ Oleh Szczupak
	Name:	Oleh Szczupak
	Title:	Authorized Signor

Signature Page to First Amendment to Dean Foods DIP Credit Agreement

ING CAPITAL LLC, as a Lender

By:	/s/ Daniel W. Lamprecht
	Name:	Daniel W. Lamprecht
	Title:	Managing Director

By:	/s/ Gonzalo Sanchez
	Name:	Gonzalo Sanchez
	Title:	Director

Signature Page to First Amendment to Dean Foods DIP Credit Agreement

COBANK, ACB, as a Lender

By:	/s/ Wayne P. Graffis
	Name:	Wayne P. Graffis
	Title:	Vice President

Signature Page to First Amendment to Dean Foods DIP Credit Agreement

American AgCredit, FLCA, as a Voting Participant

By:	/s/ Chris M. Levine
	Name:	Chris M. Levine
	Title:	Vice President

Signature Page to First Amendment to Dean Foods DIP Credit Agreement